Exhibit 31


RULE 13a-14(a)/15d-14(a) CERTIFICATION

I, Richard G. Hunter, Ph.D., certify that:

1. I have reviewed this Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 of Food Technology Service, Inc., (the "Company").

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4. The Company's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15d-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f)-15d-15(f)) for the Company and have:

       (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c) Evaluated the effectiveness of the Company's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

       (d) Disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (Company's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. The Company's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of Company's board of directors (or persons performing the equivalent functions):

       (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

       (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date:  October 5, 2010

                                         By:   /s/ Richard G. Hunter
                                               ------------------------
                                               Richard G. Hunter, Ph.D,
                                               Chief Executive Officer and
                                               Chief Financial Officer
































                                                               Exhibit 32


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of Food Technology Service, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Richard G. Hunter, Chief Executive and Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1)       The Report fully complies with the requirements of Section 13
(a) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company at the end of, and for, this period covered by the Report.


October 1, 2010

                                          By:  /s/ Richard G. Hunter
                                              -------------------------
                                               Richard G. Hunter, Ph.D.,
                                               Chief Executive Officer and
                                               Chief Financial Officer
























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